©2016 Accretive Health Inc.1 Q1’16 Financial Results Conference Call Exhibit 99.2 EDITABLE CONTENT May 10, 2016

©2016 Accretive Health Inc.2 Safe Harbor This presentation contains forward-looking statements, including statements regarding future growth, plans and performance. All forward-looking statements contained in this presentation involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 10, 2016. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

©2016 Accretive Health Inc.3 Emad Rizk, M.D. Chief Executive Officer

©2016 Accretive Health Inc.4 2016 Priorities 1) Continue to execute on operational excellence goals and product development plan 2) Onboard new Ascension business 3) Diversify customer base by growing non-Ascension footprint

©2016 Accretive Health Inc.5 Q1 Results and 2016 Views square4 2016 is likely to be a challenging year, driven by two main reasons: 1) Customer losses in 2015 2) Upfront investments and costs associated with onboarding Ascension square4 We are evaluating our cost structure to align with current business levels, and also prepare for the onboarding of Ascension business

©2016 Accretive Health Inc.6 Longer-Term Views square4 Company is well-positioned due to: 1) Competitive operating capabilities, including domestic and offshore shared services 2) Scalable infrastructure 3) Domain experience in large-scale outsourced RCM 4) Strong balance sheet square4 We will continue to invest in the company, especially technology square4 Ascension contract provides stability as we re-launch the company

©2016 Accretive Health Inc.7 Joe Flanagan President & Chief Operating Officer

©2016 Accretive Health Inc.8 Accretive Health Operating System square4 Designed to focus on areas that have the highest correlation to our customers’ revenue cycle performance square4 Important for three reasons: 1) Clearly communicate value proposition 2) Remove variation in results 3) Create a stable foundation from which we can scale effectively square4 Operating System is comprised of five modules square4 Deployed consistently across all our customer sites; 96% standardization

©2016 Accretive Health Inc.9 President Role - Focus Areas square4 Three focus areas in expanded role as President: 1) Drive cross-functional efficiencies between Operations, HR and IT Goal: Make our scaling capability a competitive advantage 2) Rapidly translate operational findings from on-site teams to technological functionality Goal: Continuously create value for customers 3) Create a clear and unified cultural identity for the company Goal: Successfully transition and integrate new employees; critical for successful outsourcing of revenue cycle operations

©2016 Accretive Health Inc.10 Ascension Deployment Update square4 Dedicated Deployment Office in place: 1) Fully resourced and functioning 2) Designed as a strategic function, able to scale and support simultaneous implementations across multiple customers 3) Established four pillars with defined outcomes under a joint accountability framework with Ascension square4 Operational onboarding progressing as planned; employee onboarding schedule being optimized

©2016 Accretive Health Inc.11 Chris Ricaurte Chief Financial Officer & Treasurer

©2016 Accretive Health Inc.12 Non-GAAP Measures* Gross Cash Generated from Customer Contracting Activities GAAP revenue plus change in deferred customer billings Net Cash Generated from Customer Contracting Activities GAAP net income less interest, taxes, depreciation and amortization expense, share-based compensation, and certain non-recurring items including restatement-related expenses, plus change in deferred customer billings We use two non-GAAP measures to supplement GAAP measures * See Appendix for important information regarding non-GAAP measures

©2016 Accretive Health Inc.13 1Q’16 vs. 1Q’15 Results (non-GAAP) ($ in millions) 1Q’16 1Q’15 y/y chg. Key change driver(s) Gross Cash Generated $40.9 $54.9 (25.6%) • Customer attrition • Pending contract renewal and transition to fixed-fee arrangements Cost of Services $41.0 $39.3 4.4% • Higher shared services costs • ICD-10 • Expanded services (volume) SG&A $12.5 $13.3 (6.5%) • Lower PAS SG&A• Other cost reductions Net Cash Generated ($12.7) $2.3 • Combination of above factors CapEx $2.1 $3.4 (39.0%) • Lower IT capex

©2016 Accretive Health Inc.14 2016 Views square4 For the full year 2016 relative to 2015, we expect our top line: 1) To be pressured by $40-50 million due to prior customer losses, changes in scope, and customer renewals 2) To benefit by $20-30 million, given our current onboarding plan for Ascension square4 We are in the process of evaluating our cost structure square4 We need more time before presenting a comprehensive view on 2016

©2016 Accretive Health Inc.15 Questions and Answers

©2016 Accretive Health Inc.16 Appendix

©2016 Accretive Health Inc.17 Use of Non-GAAP Financial Measures In order to provide a more comprehensive understanding of the information used by Accretive Health’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation. These include gross and net cash generated from customer contracting activities and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees. Gross cash generated from customer contracting activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings. Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation, restatement-related expense, reorganization-related expense and certain non-recurring items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance. Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities balance in the consolidated balance sheet available in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Slide 18 presents a reconciliation of GAAP revenue to gross cash generated from customer contracting activities, and slide 19 presents a reconciliation of GAAP net income (loss), the most comparable GAAP measure, to adjusted EBITDA and net cash generated from customer contracting activities, in each case, for each of the periods indicated. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

©2016 Accretive Health Inc.18 Reconciliation of GAAP revenue to non-GAAP Gross Cash Generated from Customer Contracting Activities ($ in thousands) *fav. - Favorable unfav. - Unfavorable 2016 2015 Amount % Consolidated Statement of Operations Data: RCM services : net operating fees $248,701 $3,610 $245,091 fav. RCM services : incentive fees 97,999 1,900 96,099 fav. RCM services : other 2,401 1,134 1,267 fav. Other services fees 3,092 4,327 (1,235) -28.5% Total net services revenue 352,193 10,971 341,222 fav. Change in deferred customer bi l l ings (311,339) 43,927 (355,266) fav. Gross cash generated from customer contracting activities $40,854 $54,898 ($14,044) -25.6% Components of Gross Cash Generated from Customer Contracting Activities: RCM services : net operating fee $24,804 $30,189 ($5,385) -17.8% RCM services : incentive fee 8,867 18,131 (9,264) -51.1% RCM services : other 4,092 2,251 1,841 81.8% Total RCM services fees 37,763 50,571 (12,808) -25.3% Other services fees 3,091 4,327 (1,236) -28.6% Gross cash generated from customer contracting activities $40,854 $54,898 ($14,044) -25.6% Three Months Ended March 31, 2016 vs. 2015 Change

©2016 Accretive Health Inc.19 Reconciliation of GAAP net income (loss) to non-GAAP Net Cash Generated from Customer Contracting Activities ($ in thousands) 2016 2015 Amount % Net income (loss ) $167,403 ($30,445) $197,848 fav. Net interest income (84) (5) (79) fav. Income tax provis ion (benefi t) 111,402 (19,412) 130,814 unfav. Depreciation and amortization expense 2,271 1,717 554 32.3% Share-based compensation expense 6,898 5,196 1,702 32.8% Restatement and other 10,806 1,275 9,531 unfav. Adjusted EBITDA 298,696 (41,674) 340,370 fav. Change in deferred customer bi l l ings (311,339) 43,927 (355,266) fav. Net cash generated from customer contracting activities ($12,643) $2,253 ($14,896) unfav. Three Months Ended March 31, 2016 vs. 2015 Change *fav. - Favorable unfav. - Unfavorable

©2016 Accretive Health Inc.20 Share-Based Compensation and D&A Expense included within Operating Expenses ($ in thousands) 2016 2015 Share-based Compensation Allocation Details Cost of services $2,003 $1,400 Sel l ing, general and adminis trative 4,895 3,796 Total share-based compensation expense $6,898 $5,196 Three Months Ended March 31, 2016 2015 Depreciation & Amortization Expense Allocation Details Cost of services $2,098 $1,482 Sel l ing, genera l and adminis trative 173 235 Total depreciation and amortization expense $2,271 $1,717 Three Months Ended March 31,

©2016 Accretive Health Inc.21 Condensed Consolidated non-GAAP Financial Information ($ in thousands) 1Excludes share-based compensation, depreciation and amortization, and restatement and other costs 2016 2015 GAAP net services revenue $352,193 $10,971 (Decrease) increase in deferred customer bi l l ings (311,339) 43,927 Gross cash generated from customer contracting activities 40,854 54,898 Operating Expenses 1: Cost of services 41,029 39,314 Sel l ing, genera l and adminis trative 12,468 13,331 Sub-total 53,497 52,645 Net cash generated from customer contracting activities (12,643) $2,253 Net cash generated margin -30.9% 4.1% Three Months Ended March 31,